SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2003



                            Structured Products Corp.
                            -------------------------

             (Exact name of registrant as specified in its charter)


Delaware                           33-55860/            13-3692801
                                   33-357357/33-89080
(State or other jurisdiction of   (Commission File     (IRS Employer
incorporation or organization)     Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect to the  September  15, 2003
                    Distribution   Date  for  the  CorTS  Trust  for   Provident
                    Financing Trust I


               2. Trustee's Report with respect to the September 15, 2003 Distribution Date for the CorTS Trust II for Provident Financing Trust I

               3. Trustee's Report with respect to the September 15, 2003 Distribution Date for the CorTS Trust III for Provident Financing Trust I

Item 8.   Change in Fiscal Year

          Not Applicable.



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

Item 9.   Regulation FD Disclosure

          Not Applicable.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               By:  /s/ John W. Dickey
                                                  ------------------------------
                                                  Name:   John W. Dickey
                                                  Title:  Authorized Signatory





September 24, 2003




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                                 EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the September 15, 2003
          Distribution Date for the CorTS Trust for Provident
          Financing Trust I                                                   5

   2      Trustee's Report with respect to the September 15, 2003
          Distribution Date for the CorTS Trust II for Provident
          Financing Trust I                                                   6

   3      Trustee's Report with respect to the September 15, 2003
          Distribution Date for the CorTS Trust III for Provident
          Financing Trust I                                                   7



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

                                    Exhibit 1

To the Holders of:
CorTS Trust for Provident Financing Trust I
8.50% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22080X203

U.S.  Bank  Trust  National  Association,  as  Trustee  for the CorTS  Trust for
Provident   Financing   Trust  I,  hereby  gives  notice  with  respect  to  the
Distribution Date of September 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest           Total Distribution
     $ 0.000000            $ 1.062500         $ 1.062500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $60,000,000 aggregate principal amount of Provident Financing Trust I 7.405% Capital Securities due March 15, 2038 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,090,823 Certificates representing $52,270,575 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 2

To the Holders of:
CorTS Trust II for Provident Financing Trust I
UnumProvident 8.20% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081B200

U.S.  Bank Trust  National  Association,  as Trustee  for the CorTS Trust II for
Provident   Financing   Trust  I,  hereby  gives  notice  with  respect  to  the
Distribution Date of September 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest            Total Distribution
     $ 0.000000            $ 1.025000          $ 1.025000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $96,861,000 aggregate principal amount of Provident Financing Trust I 7.405% Capital Securities due March 15, 2038 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 3,498,808 Certificates representing $87,470,200 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 3

To the Holders of:
CorTS Trust III for Provident Financing Trust I
Unum Provident 8.10% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081P209

U.S.  Bank Trust  National  Association,  as Trustee for the CorTS Trust III for
Provident   Financing   Trust  I,  hereby  gives  notice  with  respect  to  the
Distribution Date of September 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest            Total Distribution
     $ 0.000000            $ 1.012500          $ 1.012500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $28,600,000 aggregate principal amount of Provident Financing Trust I 7.405% Capital Securities due March 15, 2038 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,045,841 Certificates representing $26,146,025 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.